TRANSAMERICA PARTNERS VARIABLE FUNDS

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectus, dated May 1, 2012 and to the Statement of Additional Information dated May 1, 2012 as amended and restated July 10, 2012, and as amended August 13, 2012

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Transamerica Partners Money Market Portfolio (“portfolio”)

The Board of Trustees of Transamerica Partners Money Market Portfolio, the underlying mutual fund in which all of the assets of the portfolio is invested, has approved the termination of the Investment Sub-Advisory Agreement between Transamerica Asset Management, Inc. (“TAM”) and GE Asset Management Incorporated. The Board has approved a new Investment Sub-Advisory Agreement between TAM and AEGON USA Investment Management, LLC (“AUIM”), an affiliate of TAM. Under the Investment Company Act of 1940, shareholder approval of this agreement must be obtained, and the Board has authorized seeking such approval. Proxy materials describing AUIM are expected to be mailed in the fourth quarter of 2012. If shareholder approval is obtained, the sub-adviser change is expected to take effect on or about March 1, 2013.

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Investors Should Retain this Supplement for Future Reference

November 13, 2012